Filed Pursuant to Rule 433
                                                  Registration No. 333-127620-23

                                   SCHEDULE A
                      STRUCTURAL AND COLLATERAL TERM SHEET

                            FFMLT 2006-FF4 TERM SHEET
                            -------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink: http://sec.gov/Archives/edgar/data/807641/ 000091412105002050/0000914121-05-002050.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                 $1,461,957,000
                                  (Approximate)
                                 FFMLT 2006-FF4
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------


                  Approximate    Expected      Initial       Estimated    Principal        Expected
                   Principal      Credit     Pass-Through    Avg. Life     Payment        S&P/Moody's
Certificates     Balance(1)(4)    Support     Rate(5)         (yrs)(2)   Window(2)(3)    Ratings(6)(7)
------------------------------------------------------------------------------------------------------
A-1              $631,106,000     20.200%   LIBOR + [ - ]%      1.00     04/06 - 01/08      AAA/Aaa
A-2              $516,786,000     20.200%   LIBOR + [ - ]%      3.00     01/08 - 03/12      AAA/Aaa
A-3               $67,360,000     20.200%   LIBOR + [ - ]%      5.99     03/12 - 03/12      AAA/Aaa
M-1               $54,823,000     16.600%   LIBOR + [ - ]%      4.57     12/09 - 03/12      AAA/Aa1
M-2               $49,494,000     13.350%   LIBOR + [ - ]%      4.43     10/09 - 03/12      AA+/Aa2
M-3               $29,696,000     11.400%   LIBOR + [ - ]%      4.36     08/09 - 03/12      AA/Aa3
M-4               $25,888,000      9.700%   LIBOR + [ - ]%      4.31     07/09 - 03/12       AA/A1
M-5               $24,366,000      8.100%   LIBOR + [ - ]%      4.28     07/09 - 03/12      AA-/A2
M-6               $22,844,000      6.600%   LIBOR + [ - ]%      4.25     06/09 - 03/12       A+/A3
M-7               $21,320,000      5.200%   LIBOR + [ - ]%      4.24     05/09 - 03/12      A/Baa1
M-8               $18,274,000      4.000%   LIBOR + [ - ]%      4.21     05/09 - 03/12      A-/Baa2
------------------------------------------------------------------------------------------------------
Total          $1,461,957,000
------------------------------------------------------------------------------------------------------


Non-Offered Certificates
------------------------

------------------------------------------------------------------------
B-1   $12,945,000   3.150%   LIBOR + [ - ]%   4.21   05/09 - 03/12   N/A
B-2   $15,229,000   2.150%   LIBOR + [ - ]%   4.18   04/09 - 03/12   N/A
------------------------------------------------------------------------

(1) The principal balances of the Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month at 8% CPR.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.
(3) The last scheduled distribution date for the Certificates is the Distribution Date in March 2036.
(4) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Certificates.
(6) The ratings on the Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Certificate might realize a lower than anticipated yield.
(7) Rating Agency Contacts: Deepika Kothari, Moody's Ratings (201) 915-8732 and George Kimmel, Standard and Poor's (212) 438-1575.

Selected Mortgage Pool Data(8)
------------------------------


                                                    Adjustable Rate    Fixed Rate       Aggregate
---------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                         $1,319,964,925   $213,958,575   $1,533,923,499
Number of Mortgage Loans:                                     5,872          1,534            7,406
Average Scheduled Principal Balance:                       $224,790       $139,478         $207,119
Weighted Average Gross Coupon:                                7.74%          7.95%            7.77%
Weighted Average Net Coupon((9)):                             7.23%          7.44%            7.26%
Weighted Average Current FICO Score:                            653            646              652
Weighted Average Original LTV Ratio:                         82.95%         81.04%           82.68%
Weighted Average Combined LTV with Silent Seconds:           92.15%         84.08%           91.03%
Weighted Average Stated Remaining Term (months):                359            351              358
Weighted Average Seasoning (months):                              1              1                1
Weighted Average Months to Roll((10)):                           26            N/A               26
Weighted Average Gross Margin((10)):                          5.60%            N/A            5.60%
Weighted Average Initial Rate Cap((10)):                      2.99%            N/A            2.99%
Weighted Average Periodic Rate Cap((10)):                     1.00%            N/A            1.00%
Weighted Average Gross Max. Lifetime Rate((10)):             13.74%            N/A           13.74%
Weighted Average Percent of Silent Seconds:                  48.12%         15.77%           43.61%
Weighted Average DTI%:                                       43.71%         40.99%           43.33%
Weighted Average Percent of Loans with MI:                    0.00%          0.00%            0.00%


(8) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(10) Represents the weighted average of the adjustable rate Mortgage Loans in the mortgage pool.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of subprime fixed rate and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by First Franklin Financial Corporation, a division of National City Bank of Indiana ("First Franklin").

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 2.15%, and excess spread.

o The Mortgage Loans will be serviced by National City Home Loan Services, Inc. ("National City"). National City's residential primary servicer ratings for subprime loans are: Above Average (S&P), SQ2+ (Moody's) and RPS2- (Fitch).

o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date unless as otherwise noted.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSFFML06FF4" and on Bloomberg as "FFML 06-FF4".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $1,482,455,363. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 5.220% (on a 30/360 basis) on the scheduled notional amount to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the scheduled notional amount from the swap provider.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:              March 30, 2006

Statistical Calculation Date:       February 1, 2006

Cut-off Date:                       March 1, 2006

Expected Pricing Date:              Week of February 27, 2006

First Distribution Date:            April 25, 2006

Key Terms
---------

Offered Certificates:               Class A and Class M Certificates

Non-Offered Certificates:           Class B Certificates

Class A Certificates:               Class A-1, Class A-2 and Class A-3
                                    Certificates

Class M Certificates:               Class M-1, Class M-2, Class M-3, Class M-4,
                                    Class M-5, Class M-6, Class M-7 and Class
                                    M-8 Certificates

Class B Certificates:               Class B-1 and B-2 Certificates

Residual Certificates:              Class R, Class RC and Class RX

LIBOR Certificates:                 Offered and Non-Offered Certificates

Depositor:                          GS Mortgage Securities Corp.

Lead Manager:                       Goldman, Sachs & Co.

Servicer:                           National City

Trustee:                            Deutsche Bank National Trust Company

Custodian:                          Deutsche Bank National Trust Company

Swap Provider:                      [TBD]

Servicing Fee Rate:                 50 bps

Trustee Fee Rate:                   No more than 1 bp

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Expense Fee Rate:                   The aggregate of the Servicing Fee Rate and
                                    the Trustee Fee Rate

Expense Fee:                        The aggregate of the servicing fee at the
                                    Servicing Fee Rate and the trustee fee at the Trustee Fee Rate

Distribution Date:                  25th day of the month or the following
                                    business day

Record Date:                        For any Distribution Date, the last business
                                    day of the related Interest Accrual Period

Delay Days:                         0 day delay on all the LIBOR Certificates

Prepayment Period:                  The calendar month prior to the Distribution
                                    Date

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs

Day Count:                          Actual/360 basis

Interest Accrual Period:            From the prior Distribution Date to the day
                                    prior to the current Distribution Date
                                    (except for the initial Interest Accrual
                                    Period, for which interest will accrue from the Closing Date)

Pricing Prepayment Assumption:      Adjustable rate Mortgage Loans: CPR starting
                                    at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 30%
                                    CPR in month 12 (an approximate 2.273%
                                    increase per month), remaining at 30% CPR for 12 months, then moving to 60% CPR for 3 months, and then remaining at 35% CPR thereafter

                                    Fixed rate Mortgage Loans: CPR starting at
                                    5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter

Mortgage Loans:                     The trust will consist of $1,533,923,499
                                    subprime, first lien, fixed rate and
                                    adjustable rate residential Mortgage Loans.

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 8% CPR:

                                    Initial Gross WAC(1):                                         7.7707%
                                       Less Fees & Expenses(2):                                   0.5100%
                                                                                                  -------
                                    Net WAC(1):                                                   7.2607%
                                       Less Initial LIBOR Certificate Coupon (Approx.)(3):        4.9486%
                                       Less Initial Net Swap Outflow(3):                          0.3972%
                                                                                                  -------
                                    Initial Excess Spread(1):                                     1.9149%

                                    (1)   This amount will vary on each
                                          Distribution Date based on changes to
                                          the weighted average of the interest
                                          rates on the Mortgage Loans as well as
                                          any changes in day count.

                                    (2)   Assumes a fee of 51 bps.

                                    (3)   Assumes 1-month LIBOR equal to
                                          4.8120%, initial marketing spreads and
                                          a 30-day month. This amount will vary
                                          on each Distribution Date based on
                                          changes to the weighted average of the
                                          pass-through rates on the LIBOR
                                          Certificates as well as any changes in
                                          day count.

Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Compensating Interest:              The Servicer will pay compensating interest
                                    equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution
                                    Date resulting from Principal Prepayments on the Mortgage Loans during the related
                                    Prepayment Period and (B) the aggregate
                                    Servicing Fee received for the related
                                    Distribution Date.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Rating Agencies:                    Standard & Poor's Ratings Services, a
                                    division of The McGraw-Hill Companies, Inc.
                                    and Moody's Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:               $25,000 with regard to each of the Offered
                                    Certificates

Legal Investment:                   It is anticipated that the Class A
                                    Certificates and the Class M-1, Class M-2,
                                    Class M-3, Class M-4 and Class M-5
                                    Certificates will be SMMEA eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to the Offered Certificates. However, in addition, for so long as the swap agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                      Portions of the trust will be treated as
                                    multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes.

                                    The Offered Certificates will represent
                                    regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Each interest in basis risk interest carry forward payments will be treated as an interest rate cap contract for federal income tax purposes.

Registration Statement and          This term sheet does not contain all
Prospectus:                         information that is required to be included
                                    in a registration statement, or in a base prospectus and prospectus supplement.

                                    The Depositor has filed a registration
                                    statement (including the prospectus with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

                                    The registration statement referred to above
                                    (including the prospectus) is incorporated in this term sheet by reference and may be accessed by clicking on the following hyperlink:

                                    http://sec.gov/Archives/edgar/data/807641/
                                    000091412105002050/0000914121-05-002050.txt

Risk Factors:                       PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    INCLUDED IN THE REGISTRATION STATEMENT FOR A
                                    DESCRIPTION OF INFORMATION THAT SHOULD BE
                                    CONSIDERED IN CONNECTION WITH AN INVESTMENT
                                    IN THE OFFERED CERTIFICATES.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap (as described below). The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest. Interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) will be allocated in reverse order of seniority (beginning with the Class B-2 certificates) to the extent not covered by Net Monthly Excess Cashflow. Any reductions in the Pass-Through Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.15% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.30% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of Certificates to the required distributions on the more senior classes of Certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in April 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 40.40%.

Class   Initial Credit Enhancement Percentage(1)   Stepdown Date Percentage
-----   ----------------------------------------   ------------------------
  A                      20.20%                             40.40%
 M-1                     16.60%                             33.20%
 M-2                     13.35%                             26.70%
 M-3                     11.40%                             22.80%
 M-4                      9.70%                             19.40%
 M-5                      8.10%                             16.20%
 M-6                      6.60%                             13.20%
 M-7                      5.20%                             10.40%
 M-8                      4.00%                              8.00%
 B-1                      3.15%                              6.30%
 B-2                      2.15%                              4.30%

(1)   Includes initial overcollateralization percentage.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 39.00% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


   Distribution Dates                     Cumulative Realized Loss Percentage
-------------------------   -------------------------------------------------------------
April 2008 - March 2009                       1.30% for the first month,
                             plus an additional 1/12th of 1.60% for each month thereafter

April 2009 - March 2010                       2.90% for the first month,
                             plus an additional 1/12th of 1.35% for each month thereafter

April 2010 - March 2011                       4.25% for the first month,
                             plus an additional 1/12th of 1.25% for each month thereafter

April 2011 - March 2012                       5.50% for the first month,
                             plus an additional 1/12th of 0.75% for each month thereafter

April 2012 and thereafter                                6.25%


Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

The Residual Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the net swap receivable into the trust, if any, less net swap payments out of the trust, if any, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap) over interest due on such class of LIBOR Certificates at a rate equal to the WAC Cap (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap). In the event any class of LIBOR Certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of LIBOR certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or the from Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee, net swap payments out of the trust and certain swap termination payments owed to the Swap Provider, if any.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee and plus (A) the net swap receivable into the trust, if any (to the extent provided in clause (iii) of "Supplemental Interest Trust" below), and less (B) net swap payments and certain swap termination payments out of the trust, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 59.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 66.80% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 73.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 77.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 80.60% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.60% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (K) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.70% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii) concurrently, from the Interest Remittance Amount, to the Class A Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts,

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(i)   sequentially:

      (a) concurrently, to the Class R Certificates, pro-rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (b) to the Class A Certificates, sequentially, in ascending numerical order, until their respective class certificate balances has been reduced to zero,

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated sequentially to the Class A-1 Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2 Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-3 Certificates until the class certificate balance thereof has been reduced to zero,

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii)to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(x) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(xi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the foregoing, if the Stepdown Date is the date on which the Class Certificate Balance of the Class A Certificates is reduced to zero, any Principal Distribution Amount remaining after distribution thereof to the Class A Certificates will be included as part of the distributions pursuant to clause
(ii) through (xi) above. Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata between the Class A-1, Class A-2, and Class A-3 Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

      (iii) concurrently, to the Class A Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

      (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 Certificates any Basis Risk Carry Forward Amount for such classes,

      (v) certain swap termination payments to the Supplemental Interest Trust, and

      (vi)  to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and the net swap receivable from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the current overcollateralization amount as a result of interest on current or prior Realized Losses not previously so reimbursed (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow", to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)  to the holders of the Class X certificates, any remaining amounts.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-2 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
----------------------------------------------------


                                             0-12          13-24          25-36      37-48      49-60
Product Type                No Penalty      Months         Months         Months     Months     Months        Total
------------------------------------------------------------------------------------------------------------------------
1 YR ARM                    $2,099,230    $1,425,140       $269,546             $0         $0        $0       $3,793,915
15 YR Fixed                  3,624,959       138,002        430,572      3,462,979          0         0        7,656,513
15 YR Fixed IO                 482,742             0              0        313,000          0         0          795,742
2 YR ARM                    53,947,318    13,026,329    174,871,325     32,557,235          0         0      274,402,207
2 YR ARM 40/40                 454,833             0              0              0          0         0          454,833
2 YR ARM Balloon 40/30      37,889,408     4,497,269    105,116,132     16,978,011          0         0      164,480,820
2 YR ARM IO                 83,433,315    46,077,797    420,059,562     75,314,847          0         0      624,885,520
20 YR Fixed                          0             0              0        378,601          0         0          378,601
3 YR ARM                    58,770,835     1,363,443      1,029,559     23,195,127          0         0       84,358,965
3 YR ARM IO                 60,455,442     3,357,385      2,503,449     58,030,995          0         0      124,347,271
30 YR Fixed                 54,136,498     8,727,606      4,089,187     89,797,938          0         0      156,751,228
30 YR Fixed IO              13,512,106     1,770,530        621,300     11,742,168          0         0       27,646,104
5 YR ARM                     1,910,639             0        371,025      4,077,524          0         0        6,359,188
5 YR ARM Balloon 40/30         562,082             0        406,419      4,726,251          0         0        5,694,753
5 YR ARM IO                  2,751,065       364,000        473,417     24,974,611          0         0       28,563,093
6 MO ARM                     1,181,159             0              0              0          0         0        1,181,159
6 MO ARM IO                  1,146,200             0              0        297,000          0         0        1,443,200
Fixed Balloon 30/15                  0             0              0         68,949          0         0           68,949
Fixed Balloon 40/30          4,042,013       513,361        416,890     15,689,174          0         0       20,661,438
========================================================================================================================
Total:                    $380,399,845   $81,260,862   $710,658,383   $361,604,410         $0        $0   $1,533,923,499
------------------------------------------------------------------------------------------------------------------------


                                         0-12    13-24    25-36    37-48    49-60
Product Type               No Penalty   Months   Months   Months   Months   Months
----------------------------------------------------------------------------------
1 YR ARM                      0.14%      0.09%    0.02%    0.00%    0.00%   0.00%
15 YR Fixed                   0.24       0.01     0.03     0.23     0.00    0.00
15 YR Fixed IO                0.03       0.00     0.00     0.02     0.00    0.00
2 YR ARM                      3.52       0.85    11.40     2.12     0.00    0.00
2 YR ARM 40/40                0.03       0.00     0.00     0.00     0.00    0.00
2 YR ARM Balloon 40/30        2.47       0.29     6.85     1.11     0.00    0.00
2 YR ARM IO                   5.44       3.00    27.38     4.91     0.00    0.00
20 YR Fixed                   0.00       0.00     0.00     0.02     0.00    0.00
3 YR ARM                      3.83       0.09     0.07     1.51     0.00    0.00
3 YR ARM IO                   3.94       0.22     0.16     3.78     0.00    0.00
30 YR Fixed                   3.53       0.57     0.27     5.85     0.00    0.00
30 YR Fixed IO                0.88       0.12     0.04     0.77     0.00    0.00
5 YR ARM                      0.12       0.00     0.02     0.27     0.00    0.00
5 YR ARM Balloon 40/30        0.04       0.00     0.03     0.31     0.00    0.00
5 YR ARM IO                   0.18       0.02     0.03     1.63     0.00    0.00
6 MO ARM                      0.08       0.00     0.00     0.00     0.00    0.00
6 MO ARM IO                   0.07       0.00     0.00     0.02     0.00    0.00
Fixed Balloon 30/15           0.00       0.00     0.00     0.00     0.00    0.00
Fixed Balloon 40/30           0.26       0.03     0.03     1.02     0.00    0.00
==================================================================================
Total:                       24.80%      5.30%   46.33%   23.57%    0.00%   0.00%
----------------------------------------------------------------------------------


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o     1-month and 6-month Forward LIBOR curves (as of close on February 24,
      2006) are used
o     40% loss severity
o     There is a 6 month lag in recoveries
o Priced to call with collateral losses calculated through the life of the applicable bond
o     Offered Certificates are priced at par
o     Assumes bonds pay on 25th of month
o     Triggers failing from day one


------------------------------------------------------------------------------------------------------------------------------------
                                                   First Dollar of Loss              LIBOR Flat                    0% Return
------------------------------------------------------------------------------------------------------------------------------------
   Class M-1             CDR (%)                                    30.89                        30.98                         32.12
                         Yield (%)                                 5.3925                       5.0264                        0.0198
                         WAL                                         3.32                         3.32                          3.29
                         Modified Duration                           3.01                         3.01                          3.07
                         Principal Window                   Jul09 - Jul09                Jul09 - Jul09                 Jul09 - Jul09
                         Principal Writedown            24,975.32 (0.05%)           743,668.94 (1.36%)         9,750,322.93 (17.79%)
                         Total Collat Loss        293,100,492.58 (19.25%)      293,759,891.91 (19.29%)       302,024,214.55 (19.83%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-2             CDR (%)                                    24.21                        24.30                         25.43
                         Yield (%)                                 5.4183                       5.0140                        0.0107
                         WAL                                         3.74                         3.74                          3.61
                         Modified Duration                           3.35                         3.35                          3.35
                         Principal Window                   Dec09 - Dec09                Dec09 - Dec09                 Nov09 - Nov09
                         Principal Writedown            14,723.65 (0.03%)           830,086.78 (1.68%)         9,708,008.33 (19.61%)
                         Total Collat Loss        251,001,267.18 (16.48%)      251,744,649.60 (16.53%)       259,231,328.44 (17.02%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-3             CDR (%)                                    20.73                        20.78                         21.46
                         Yield (%)                                 5.3809                       5.0048                        0.0469
                         WAL                                         3.99                         3.99                          3.86
                         Modified Duration                           3.55                         3.55                          3.55
                         Principal Window                   Mar10 - Mar10                Mar10 - Mar10                 Feb10 - Feb10
                         Principal Writedown            85,423.48 (0.29%)           573,144.69 (1.93%)         6,224,182.58 (20.96%)
                         Total Collat Loss        225,822,941.89 (14.83%)      226,266,214.96 (14.86%)       230,806,608.47 (15.16%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-4             CDR (%)                                    17.99                        18.05                         18.55
                         Yield (%)                                 5.5029                       4.9775                        0.0781
                         WAL                                         4.15                         4.15                           4.1
                         Modified Duration                           3.67                         3.68                          3.73
                         Principal Window                   May10 - May10                May10 - May10                 May10 - May10
                         Principal Writedown            54,404.59 (0.21%)           675,636.03 (2.61%)         5,826,038.00 (22.50%)
                         Total Collat Loss        203,416,662.92 (13.36%)      203,980,551.22 (13.39%)       208,652,860.81 (13.70%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-5             CDR (%)                                    15.58                        15.64                         16.10
                         Yield (%)                                 5.5264                       4.9619                        0.0737
                         WAL                                         4.32                         4.32                          4.24
                         Modified Duration                           3.80                          3.8                          3.86
                         Principal Window                   Jul10 - Jul10                Jul10 - Jul10                 Jul10 - Jul10
                         Principal Writedown            49,770.97 (0.20%)           705,257.22 (2.89%)         5,707,770.58 (23.43%)
                         Total Collat Loss        182,404,188.93 (11.98%)      182,999,550.81 (12.02%)       187,539,142.83 (12.31%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-6             CDR (%)                                    13.42                        13.48                         13.94
                         Yield (%)                                 5.5665                       4.9722                        0.0588
                         WAL                                         4.57                         4.57                          4.38
                         Modified Duration                           3.98                         3.99                          3.99
                         Principal Window                   Oct10 - Oct10                Oct10 - Oct10                 Sep10 - Sep10
                         Principal Writedown            98,591.48 (0.43%)           785,991.09 (3.44%)         5,623,419.05 (24.62%)
                         Total Collat Loss        163,246,232.82 (10.72%)      163,874,606.89 (10.76%)       167,765,641.87 (11.02%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-7             CDR (%)                                    11.54                        11.67                         12.06
                         Yield (%)                                 6.1932                       5.0321                        0.0328
                         WAL                                         4.74                         4.64                          4.49
                         Modified Duration                           4.05                            4                          4.05
                         Principal Window                   Dec10 - Dec10                Nov10 - Nov10                 Nov10 - Nov10
                         Principal Writedown            23,709.23 (0.11%)         1,297,477.01 (6.09%)         5,929,015.70 (27.81%)
                         Total Collat Loss         144,674,676.65 (9.50%)       145,342,537.62 (9.54%)        149,584,415.17 (9.82%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-8             CDR (%)                                    10.02                        10.13                         10.45
                         Yield (%)                                 6.3104                       4.9259                        0.0630
                         WAL                                         4.82                         4.80                          4.59
                         Modified Duration                           4.09                          4.1                          4.15
                         Principal Window                   Jan11 - Jan11                Jan11 - Jan11                 Jan11 - Jan11
                         Principal Writedown           110,362.52 (0.60%)         1,447,680.81 (7.92%)         5,349,074.93 (29.27%)
                         Total Collat Loss         128,353,485.05 (8.43%)       129,606,871.44 (8.51%)        133,235,205.02 (8.75%)
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o     1-month and 6-month LIBOR remain static
o     10% Clean Up Call is not exercised

                                    --------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
--------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    1.68             1.24             1.00             0.83             0.72             0.64
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           39               26               22               18               15               13
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2     WAL                    6.57             4.34             3.02             2.08             1.78             1.59
              First Prin Pay          39               26               22               18               15               13
              Last Prin Pay           167              112              81               35               28               25
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-3     WAL                    18.13            12.38            9.06             5.70             2.43             2.13
              First Prin Pay          167              112              81               35               28               25
              Last Prin Pay           306              223              166              128              31               27
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    9.09             6.10             5.01             5.65             5.95             4.93
              First Prin Pay          49               39               45               58               55               46
              Last Prin Pay           267              186              137              105              102              84
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    9.06             6.07             4.86             4.80             4.29             3.60
              First Prin Pay          49               38               43               50               45               38
              Last Prin Pay           257              178              131              100              80               66
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    9.03             6.04             4.77             4.45             3.84             3.24
              First Prin Pay          49               38               41               47               41               35
              Last Prin Pay           246              169              124              95               75               62
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    9.00             6.02             4.70             4.27             3.63             3.08
              First Prin Pay          49               37               40               44               39               33
              Last Prin Pay           237              162              119              91               72               60
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    8.96             5.98             4.65             4.14             3.49             2.96
              First Prin Pay          49               37               40               43               37               32
              Last Prin Pay           229              155              114              87               69               57
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    8.91             5.94             4.59             4.03             3.38             2.87
              First Prin Pay          49               37               39               41               36               31
              Last Prin Pay           219              148              108              83               66               55
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    8.83             5.88             4.53             3.93             3.27             2.79
              First Prin Pay          49               37               38               40               34               30
              Last Prin Pay           207              139              102              78               62               51
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                    8.71             5.80             4.45             3.83             3.18             2.71
              First Prin Pay          49               37               38               39               34               29
              Last Prin Pay           193              130              94               72               57               48
--------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call
--------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o     1-month and 6-month LIBOR remain static
o     10% Clean Up Call is exercised


                                    --------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
--------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    1.68             1.24             1.00             0.83             0.72             0.64
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           39               26               22               18               15               13
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2     WAL                    6.54             4.32             3.00             2.08             1.78             1.59
              First Prin Pay          39               26               22               18               15               13
              Last Prin Pay           150              99               72               35               28               25
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-3     WAL                    12.49            8.24             5.99             3.83             2.43             2.13
              First Prin Pay          150              99               72               35               28               25
              Last Prin Pay           150              99               72               55               31               27
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    8.26             5.50             4.57             4.57             3.65             3.07
              First Prin Pay          49               39               45               55               44               37
              Last Prin Pay           150              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    8.26             5.49             4.43             4.44             3.65             3.07
              First Prin Pay          49               38               43               50               44               37
              Last Prin Pay           150              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    8.26             5.49             4.36             4.13             3.59             3.03
              First Prin Pay          49               38               41               47               41               35
              Last Prin Pay           150              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    8.26             5.49             4.31             3.97             3.40             2.89
              First Prin Pay          49               37               40               44               39               33
              Last Prin Pay           150              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    8.26             5.48             4.28             3.86             3.27             2.78
              First Prin Pay          49               37               40               43               37               32
              Last Prin Pay           150              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    8.26             5.48             4.25             3.77             3.18             2.71
              First Prin Pay          49               37               39               41               36               31
              Last Prin Pay           150              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    8.26             5.48             4.24             3.70             3.10             2.65
              First Prin Pay          49               37               38               40               34               30
              Last Prin Pay           150              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                    8.26             5.48             4.21             3.65             3.04             2.60
              First Prin Pay          49               37               38               39               34               29
              Last Prin Pay           150              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One and Six-month LIBOR are in accordance with the LIBOR Forward Curves as of the close on February 24, 2006,
(ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.


                        Excess                           Excess                           Excess
         Distribution   Spread            Distribution   Spread            Distribution   Spread
Period       Date        (%)     Period       Date        (%)     Period       Date        (%)
------------------------------------------------------------------------------------------------
  1         Apr-06       2.80      49        Apr-10       4.09      97        Apr-14       4.08
  2         May-06       1.92      50        May-10       4.21      98        May-14       4.26
  3         Jun-06       1.91      51        Jun-10       4.08      99        Jun-14       4.12
  4         Jul-06       1.92      52        Jul-10       4.20     100        Jul-14       4.30
  5         Aug-06       1.91      53        Aug-10       4.07     101        Aug-14       4.16
  6         Sep-06       1.91      54        Sep-10       4.07     102        Sep-14       4.18
  7         Oct-06       1.92      55        Oct-10       4.19     103        Oct-14       4.36
  8         Nov-06       1.90      56        Nov-10       4.06     104        Nov-14       4.22
  9         Dec-06       1.92      57        Dec-10       4.18     105        Dec-14       4.40
  10        Jan-07       1.90      58        Jan-11       4.04     106        Jan-15       4.25
  11        Feb-07       1.91      59        Feb-11       4.09     107        Feb-15       4.28
  12        Mar-07       2.00      60        Mar-11       4.49     108        Mar-15       4.77
  13        Apr-07       1.91      61        Apr-11       4.11     109        Apr-15       4.33
  14        May-07       1.95      62        May-11       4.28     110        May-15       4.51
  15        Jun-07       1.91      63        Jun-11       4.10     111        Jun-15       4.39
  16        Jul-07       1.96      64        Jul-11       4.27     112        Jul-15       4.56
  17        Aug-07       1.92      65        Aug-11       4.09     113        Aug-15       4.44
  18        Sep-07       1.92      66        Sep-11       4.08     114        Sep-15       4.47
  19        Oct-07       1.97      67        Oct-11       4.25     115        Oct-15       4.64
  20        Nov-07       1.92      68        Nov-11       4.06     116        Nov-15       4.52
  21        Dec-07       1.98      69        Dec-11       4.23     117        Dec-15       4.70
  22        Jan-08       1.95      70        Jan-12       4.04     118        Jan-16       4.58
  23        Feb-08       3.81      71        Feb-12       4.07     119        Feb-16       4.63
  24        Mar-08       3.96      72        Mar-12       4.41     120        Mar-16       4.94
  25        Apr-08       3.80      73        Apr-12       3.78
  26        May-08       3.89      74        May-12       3.97
  27        Jun-08       3.80      75        Jun-12       3.79
  28        Jul-08       3.89      76        Jul-12       3.97
  29        Aug-08       3.81      77        Aug-12       3.80
  30        Sep-08       3.81      78        Sep-12       3.81
  31        Oct-08       3.90      79        Oct-12       3.99
  32        Nov-08       3.80      80        Nov-12       3.83
  33        Dec-08       3.89      81        Dec-12       4.01
  34        Jan-09       3.87      82        Jan-13       3.84
  35        Feb-09       4.17      83        Feb-13       3.86
  36        Mar-09       4.47      84        Mar-13       4.40
  37        Apr-09       4.15      85        Apr-13       3.90
  38        May-09       4.15      86        May-13       4.09
  39        Jun-09       4.08      87        Jun-13       3.94
  40        Jul-09       4.20      88        Jul-13       4.12
  41        Aug-09       4.11      89        Aug-13       3.96
  42        Sep-09       4.11      90        Sep-13       3.97
  43        Oct-09       4.22      91        Oct-13       4.16
  44        Nov-09       4.11      92        Nov-13       4.00
  45        Dec-09       4.22      93        Dec-13       4.19
  46        Jan-10       4.08      94        Jan-14       4.02
  47        Feb-10       4.10      95        Feb-14       4.05
  48        Mar-10       4.46      96        Mar-14       4.56


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


         Distribution   WAC Cap            Distribution   WAC Cap            Distribution   WAC Cap
Period       Date         (%)     Period       Date         (%)     Period       Date         (%)
---------------------------------------------------------------------------------------------------
  1         Apr-06       22.96      49        Apr-10       15.89      97        Apr-14       10.93
  2         May-06       21.58      50        May-10       16.10      98        May-14       11.28
  3         Jun-06       21.42      51        Jun-10       15.66      99        Jun-14       10.90
  4         Jul-06       21.38      52        Jul-10       15.89      100       Jul-14       11.25
  5         Aug-06       21.18      53        Aug-10       15.54      101       Aug-14       10.87
  6         Sep-06       21.03      54        Sep-10       15.42      102       Sep-14       10.85
  7         Oct-06       20.94      55        Oct-10       15.65      103       Oct-14       11.20
  8         Nov-06       20.66      56        Nov-10       15.20      104       Nov-14       10.82
  9         Dec-06       20.52      57        Dec-10       15.43      105       Dec-14       11.17
  10        Jan-07       20.19      58        Jan-11       14.99      106       Jan-15       10.79
  11        Feb-07       19.92      59        Feb-11       14.95      107       Feb-15       10.78
  12        Mar-07       19.95      60        Mar-11       15.94      108       Mar-15       11.92
  13        Apr-07       19.39      61        Apr-11       11.36      109       Apr-15       10.75
  14        May-07       19.23      62        May-11       11.73      110       May-15       11.09
  15        Jun-07       18.87      63        Jun-11       11.34      111       Jun-15       10.72
  16        Jul-07       18.73      64        Jul-11       11.70      112       Jul-15       11.06
  17        Aug-07       18.38      65        Aug-11       11.33      113       Aug-15       10.68
  18        Sep-07       18.14      66        Sep-11       11.32      114       Sep-15       10.67
  19        Oct-07       18.01      67        Oct-11       11.68      115       Oct-15       11.01
  20        Nov-07       17.66      68        Nov-11       11.29      116       Nov-15       10.64
  21        Dec-07       17.55      69        Dec-11       11.66      117       Dec-15       10.98
  22        Jan-08       17.23      70        Jan-12       11.27      118       Jan-16       10.61
  23        Feb-08       18.92      71        Feb-12       11.28      119       Feb-16       10.59
  24        Mar-08       18.30      72        Mar-12       12.04      120       Mar-16       11.30
  25        Apr-08       16.96      73        Apr-12       11.25
  26        May-08       16.39      74        May-12       11.61
  27        Jun-08       15.96      75        Jun-12       11.22
  28        Jul-08       15.98      76        Jul-12       11.59
  29        Aug-08       16.19      77        Aug-12       11.22
  30        Sep-08       15.98      78        Sep-12       11.20
  31        Oct-08       16.44      79        Oct-12       11.56
  32        Nov-08       16.25      80        Nov-12       11.18
  33        Dec-08       16.36      81        Dec-12       11.53
  34        Jan-09       16.06      82        Jan-13       11.15
  35        Feb-09       16.82      83        Feb-13       11.13
  36        Mar-09       17.59      84        Mar-13       12.31
  37        Apr-09       16.54      85        Apr-13       11.11
  38        May-09       16.69      86        May-13       11.46
  39        Jun-09       16.28      87        Jun-13       11.08
  40        Jul-09       16.48      88        Jul-13       11.43
  41        Aug-09       16.76      89        Aug-13       11.05
  42        Sep-09       16.64      90        Sep-13       11.03
  43        Oct-09       16.83      91        Oct-13       11.39
  44        Nov-09       16.40      92        Nov-13       11.00
  45        Dec-09       16.60      93        Dec-13       11.36
  46        Jan-10       16.18      94        Jan-14       10.97
  47        Feb-10       16.14      95        Feb-14       10.96
  48        Mar-10       17.06      96        Mar-14       12.12


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $1,482,455,363. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 5.220% (on a 30/360 basis) on the scheduled notional amount to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the scheduled notional amount from the Swap Provider. Only the net amount of the two obligations above will be paid by the appropriate party. The Swap Schedule amortizes at 150% of the Pricing Prepayment Assumption.


                                  Swap Schedule

                             Swap Notional
Period   Distribution Date     Amount ($)     Period    Distribution Date    Swap Notional Amount
-------------------------------------------------------------------------------------------------
   1           Apr-06        1,482,455,363      38           May-09               189,846,499
   2           May-06        1,462,568,706      39           Jun-09               179,699,003
   3           Jun-06        1,438,093,663      40           Jul-09               170,114,409
   4           Jul-06        1,409,068,984      41           Aug-09               161,060,616
   5           Aug-06        1,375,573,356      42           Sep-09               152,507,395
   6           Sep-06        1,337,726,794      43           Oct-09               144,426,261
   7           Oct-06        1,295,690,965      44           Nov-09               136,790,388
   8           Nov-06        1,249,669,870      45           Dec-09               129,494,001
   9           Dec-06        1,199,909,341      46           Jan-10               122,277,392
  10           Jan-07        1,146,697,686      47           Feb-10               115,456,297
  11           Feb-07        1,090,683,615      48           Mar-10               109,008,355
  12           Mar-07        1,037,327,529      49           Apr-10               102,912,500
  13           Apr-07          986,502,107      50           May-10                97,148,880
  14           May-07          938,086,650      51           Jun-10                91,698,791
  15           Jun-07          891,966,237      52           Jul-10                86,544,606
  16           Jul-07          848,031,456      53           Aug-10                81,669,711
  17           Aug-07          806,178,189      54           Sep-10                77,058,450
  18           Sep-07          766,307,288      55           Oct-10                72,696,065
  19           Oct-07          728,324,208      56           Nov-10                68,568,646
  20           Nov-07          692,139,036      57           Dec-10                64,663,081
  21           Dec-07          657,666,157      58           Jan-11                60,967,005
  22           Jan-08          624,815,597      59           Feb-11                57,467,379
  23           Feb-08          589,293,751      60           Mar-11                54,136,824
  24           Mar-08          493,567,306      61         Apr-11 onwards                 0
  25           Apr-08          414,028,646
  26           May-08          350,023,548
  27           Jun-08          328,564,194
  28           Jul-08          308,317,061
  29           Aug-08          289,212,122
  30           Sep-08          271,183,558
  31           Oct-08          271,183,558
  32           Nov-08          264,629,269
  33           Dec-08          250,305,177
  34           Jan-09          236,783,398
  35           Feb-09          224,017,912
  36           Mar-09          211,968,642
  37           Apr-09          200,590,981


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                      $1,533,923,499
Number of Mortgage Loans:                                                  7,406
Average Scheduled Principal Balance:                                    $207,119
Weighted Average Gross Coupon:                                            7.771%
Weighted Average Net Coupon: (2)                                          7.261%
Weighted Average Current FICO Score:                                         652
Weighted Average Original LTV Ratio:                                      82.68%
Weighted Average Combined Original LTV Ratio:                             82.68%
Weighted Average Stated Remaining Term (months):                             358
Weighted Average Seasoning (months):                                           1
Weighted Average Months to Roll: (3)                                          26
Weighted Average Gross Margin: (3)                                         5.60%
Weighted Average Initial Rate Cap: (3)                                     2.99%
Weighted Average Periodic Rate Cap: (3)                                    1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.74%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Current Principal         of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Balance                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            332      $13,803,256        0.90%     8.755%       624     $41,576      84.03%  86.26%  86.79%     83.58%
$50,001 - $75,000          781       49,753,984        3.24      8.612        624      63,705      86.75   90.54   81.03      93.39
$75,001 - $100,000         893       78,309,842        5.11      8.293        622      87,693      85.00   89.77   72.84      96.81
$100,001 - $125,000        836       94,329,626        6.15      8.132        629     112,834      84.69   90.77   67.35      96.36
$125,001 - $150,000        774      106,327,570        6.93      8.038        636     137,374      83.78   90.34   67.08      94.41
$150,001 - $200,000      1,211      210,330,889       13.71      7.892        639     173,684      82.88   89.55   60.22      93.90
$200,001 - $250,000        685      152,443,333        9.94      7.818        645     222,545      81.76   89.46   52.74      95.41
$250,001 - $300,000        469      129,053,241        8.41      7.697        653     275,167      82.12   91.32   46.77      96.16
$300,001 - $350,000        333      108,174,518        7.05      7.618        659     324,848      81.84   91.17   41.71      96.14
$350,001 - $400,000        249       93,321,439        6.08      7.672        662     374,785      82.22   91.67   42.28      94.42
$400,001 & Above           843      498,075,802       32.47      7.457        673     590,837      81.87   92.48   50.65      98.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                   7,406   $1,533,923,499      100.00%     7.771%       652    $207,119      82.68%  91.03%  55.31%     96.07%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                          Distribution by Current Rate


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Current Rate            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                1         $764,000        0.05%     4.625%       707    $764,000      76.40%  76.40%   0.00%    100.00%
5.00 - 5.49%                 8        1,268,365        0.08      5.309        719     158,546      56.21   59.67   86.96     100.00
5.50 - 5.99%               126       34,117,067        2.22      5.841        712     270,770      70.64   77.43   69.49      97.83
6.00 - 6.49%               197       59,412,741        3.87      6.283        696     301,588      76.63   87.95   81.00      97.42
6.50 - 6.99%               885      264,501,523       17.24      6.769        678     298,872      77.83   89.87   65.39      98.02
7.00 - 7.49%               864      220,556,415       14.38      7.238        660     255,274      78.77   90.19   51.23      97.08
7.50 - 7.99%             1,741      384,556,655       25.07      7.726        650     220,883      80.58   90.92   49.95      97.07
8.00 - 8.49%             1,019      189,451,777       12.35      8.209        637     185,919      83.60   91.50   50.41      93.56
8.50 - 8.99%             1,321      219,755,543       14.33      8.712        635     166,355      89.84   92.72   49.18      92.44
9.00% & Above            1,244      159,539,414       10.40      9.460        618     128,247      95.32   95.87   58.88      96.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                   7,406   $1,533,923,499      100.00%     7.771%       652    $207,119      82.68%  91.03%  55.31%     96.07%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Credit Score            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                328      $98,695,139        6.43%     7.176%       763    $300,900      80.94%  90.79%  48.12%     86.88%
720 - 739                  236       74,629,239        4.87      7.210        729     316,226      81.78   94.46   40.80      91.41
700 - 719                  403      109,756,579        7.16      7.198        709     272,349      82.02   93.43   43.35      92.45
680 - 699                  602      157,531,319       10.27      7.442        689     261,680      82.68   93.64   43.41      95.44
660 - 679                  861      217,817,076       14.20      7.560        669     252,982      83.19   93.14   41.68      96.28
640 - 659                1,120      253,118,940       16.50      7.771        649     225,999      83.42   92.83   42.11      97.38
620 - 639                1,006      189,363,311       12.35      8.078        628     188,234      84.66   91.43   64.85      97.30
600 - 619                1,144      187,437,176       12.22      8.067        609     163,844      83.27   89.82   75.05      98.77
580 - 599                  923      128,117,249        8.35      8.345        590     138,805      83.76   89.85   81.13      98.19
560 - 579                  478       72,496,812        4.73      8.336        569     151,667      78.48   78.88   74.63      98.74
540 - 559                  305       44,960,658        2.93      8.501        549     147,412      75.95   76.71   79.36     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   7,406   $1,533,923,499      100.00%     7.771%       652    $207,119      82.68%  91.03%  55.31%     96.07%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Lien                    Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                        7,406   $1,533,923,499      100.00%     7.771%       652    $207,119      82.68%  91.03%  55.31%     96.07%
------------------------------------------------------------------------------------------------------------------------------------
Total:                   7,406   $1,533,923,499      100.00%     7.771%       652    $207,119      82.68%  91.03%  55.31%     96.07%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                      Distribution by Combined Original LTV


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Combined                  of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Original LTV            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             350      $56,707,731        3.70%     7.127%       640    $162,022      50.67%  52.11%  61.64%     95.06%
60.01 - 70.00%             326       68,164,125        4.44      7.242        644     209,092      66.09   67.65   53.53      92.62
70.01 - 80.00%           3,692      894,436,481       58.31      7.402        659     242,263      79.39   93.47   57.84      97.80
80.01 - 85.00%             370       67,608,929        4.41      8.120        611     182,727      84.32   84.62   55.06      96.13
85.01 - 90.00%             743      143,902,938        9.38      8.367        637     193,678      89.64   89.64   52.14      89.56
90.01 - 95.00%             484       86,404,932        5.63      8.145        664     178,523      94.66   94.67   48.69      85.85
95.01 - 100.00%          1,441      216,698,364       14.13      8.974        650     150,381      99.94   99.95   48.63      98.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                   7,406   $1,533,923,499      100.00%     7.771%       652    $207,119      82.68%  91.03%  55.31%     96.07%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Original LTV            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             350      $56,707,731        3.70%     7.127%       640    $162,022      50.67%  52.11%  61.64%     95.06%
60.01 - 70.00%             326       68,164,125        4.44      7.242        644     209,092      66.09   67.65   53.53      92.62
70.01 - 80.00%           3,692      894,436,481       58.31      7.402        659     242,263      79.39   93.47   57.84      97.80
80.01 - 85.00%             370       67,608,929        4.41      8.120        611     182,727      84.32   84.62   55.06      96.13
85.01 - 90.00%             743      143,902,938        9.38      8.367        637     193,678      89.64   89.64   52.14      89.56
90.01 - 95.00%             484       86,404,932        5.63      8.145        664     178,523      94.66   94.67   48.69      85.85
95.01 - 100.00%          1,441      216,698,364       14.13      8.974        650     150,381      99.94   99.95   48.63      98.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                   7,406   $1,533,923,499      100.00%     7.771%       652    $207,119      82.68%  91.03%  55.31%     96.07%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Documentation           Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full                     4,618     $848,468,600       55.31%     7.696%       641    $183,731      82.05%  90.98%  100.00%    94.28%
Stated                   2,788      685,454,899       44.69      7.864        667     245,859      83.46   91.09    0.00      98.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                   7,406   $1,533,923,499      100.00%     7.771%       652    $207,119      82.68%  91.03%  55.31%     96.07%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Purpose                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                 4,490     $954,530,709       62.23%     7.808%       663    $212,590      84.52%  96.94%  57.46%     95.74%
Cashout Refi             2,620      527,455,405       34.39      7.724        634     201,319      79.85   81.34   49.90      97.03
Rate/Term Refi             296       51,937,385        3.39      7.558        651     175,464      77.68   80.69   70.84      92.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                   7,406   $1,533,923,499      100.00%     7.771%       652    $207,119      82.68%  91.03%  55.31%     96.07%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                            Distribution by Occupancy


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Occupancy               Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           7,023   $1,473,689,624       96.07%     7.759%       651    $209,838      82.65%  91.32%  54.28%    100.00%
Investor                   309       46,109,511        3.01      8.046        690     149,222      82.53   83.06   85.55       0.00
Second Home                 74       14,124,365        0.92      8.141        694     190,870      87.07   87.07   64.10       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   7,406   $1,533,923,499      100.00%     7.771%       652    $207,119      82.68%  91.03%  55.31%     96.07%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Property Type           Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family            5,485   $1,048,396,843       68.35%     7.814%       649    $191,139      82.95%  90.34%  54.16%     96.98%
PUD                      1,084      296,215,632       19.31      7.666        657     273,262      82.28   92.85   61.55      95.57
Condo                      542      114,071,920        7.44      7.735        662     210,465      81.86   93.07   54.85      93.76
2-4 Family                 295       75,239,105        4.91      7.635        667     255,048      81.83   90.40   47.49      88.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                   7,406   $1,533,923,499      100.00%     7.771%       652    $207,119      82.68%  91.03%  55.31%     96.07%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
State                   Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                       1,253     $507,830,523       33.11%     7.358%       670    $405,292      79.62%  91.13%  49.17%     96.81%
FL                         632      125,740,155        8.20      7.867        647     198,956      80.64   88.17   54.71      92.83
NY                         352       73,158,042        4.77      7.751        661     207,835      83.81   90.80   45.08      96.64
OH                         420       49,399,509        3.22      8.348        633     117,618      90.27   94.03   67.56      97.19
IL                         294       48,947,549        3.19      8.218        639     166,488      86.45   90.11   44.06      96.60
GA                         271       46,768,407        3.05      8.103        640     172,577      85.13   94.75   62.75      95.78
MN                         213       46,246,246        3.01      7.639        657     217,119      83.71   91.03   54.05      96.00
MI                         332       44,133,508        2.88      8.197        643     132,932      87.67   92.20   46.12      96.98
TX                         367       44,061,105        2.87      8.062        643     120,058      84.78   89.77   58.99      96.01
NJ                         158       42,826,986        2.79      7.864        653     271,057      82.87   86.97   42.98      92.00
Other                    3,114      504,811,469       32.91      7.975        640     162,110      84.04   91.47   63.98      96.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                   7,406   $1,533,923,499      100.00%     7.771%       652    $207,119      82.68%  91.03%  55.31%     96.07%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Zip                     Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
93536                       16       $4,898,882        0.32%     7.832%       662    $306,180      80.75%  95.29%  22.81%    100.00%
92336                       13        4,752,595        0.31      7.313        673     365,584      79.97   90.25   30.85     100.00
94513                        7        4,587,240        0.30      7.622        656     655,320      83.24   86.50   30.08     100.00
95037                        7        4,484,232        0.29      6.917        705     640,605      80.00   97.55   77.56     100.00
92057                        8        4,382,850        0.29      6.902        693     547,856      84.70   96.29   40.37     100.00
92345                       15        4,287,155        0.28      7.290        685     285,810      81.01   92.42   41.33     100.00
94544                        9        3,752,960        0.24      7.443        690     416,996      80.91   94.64   31.04     100.00
90019                        5        3,731,200        0.24      6.591        687     746,240      79.18   93.92   56.82     100.00
94587                        5        3,619,549        0.24      7.360        689     723,910      80.00   98.01   83.75     100.00
92677                        5        3,592,950        0.23      7.147        679     718,590      78.07   94.85   90.65     100.00
Other                    7,316    1,491,833,886       97.26      7.785        652     203,914      82.73   90.95   55.50      95.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                   7,406   $1,533,923,499      100.00%     7.771%       652    $207,119      82.68%  91.03%  55.31%     96.07%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                  Distribution by Remaining Months to Maturity


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
Remaining               Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Months To                 of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Maturity                Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                     94       $8,521,204        0.56%     7.553%       648     $90,651      74.72%  75.11%  69.24%     93.89%
181 - 240                    4          378,601        0.02      8.127        612      94,650      76.60   76.60   100.00    100.00
241 - 360                7,307    1,524,568,862       99.39      7.772        652     208,645      82.73   91.12   55.24      96.08
421 - 480                    1          454,833        0.03      7.125        654     454,833      82.73   82.73    0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   7,406   $1,533,923,499      100.00%     7.771%       652    $207,119      82.68%  91.03%  55.31%     96.07%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Amortization Type


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Amortization Type       Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 YR ARM                    16       $3,793,915        0.25%     8.054%       682    $237,120      88.86%  90.08%  44.50%     93.82%
15 YR Fixed                 88        7,656,513        0.50      7.453        649      87,006      73.74   74.18   69.46      96.17
15 YR Fixed IO               5          795,742        0.05      8.527        641     159,148      87.22   87.22   64.47      80.02
2 YR ARM                 1,879      274,402,207       17.89      8.238        627     146,036      85.99   89.14   54.43      95.28
2 YR ARM 40/40               1          454,833        0.03      7.125        654     454,833      82.73   82.73    0.00     100.00
2 YR ARM BALLOON 40/30     747      164,480,820       10.72      7.748        642     220,189      83.06   91.88   51.48      96.60
2 YR ARM IO              2,038      624,885,520       40.74      7.578        667     306,617      81.84   94.32   51.68      96.43
20 YR Fixed                  4          378,601        0.02      8.127        612      94,650      76.60   76.60   100.00    100.00
3 YR ARM                   534       84,358,965        5.50      8.047        636     157,976      85.95   88.99   55.26      93.90
3 YR ARM IO                494      124,347,271        8.11      7.401        664     251,715      81.16   92.21   59.60      96.68
30 YR Fixed              1,193      156,751,228       10.22      7.942        647     131,392      81.15   83.54   64.64      95.79
30 YR Fixed IO             134       27,646,104        1.80      8.170        640     206,314      82.17   87.95   78.53      97.48
5 YR ARM                    30        6,359,188        0.41      7.180        657     211,973      74.38   77.69   47.01      97.07
5 YR ARM Balloon 40/30      29        5,694,753        0.37      7.898        661     196,371      83.62   88.50   50.41      93.22
5 YR ARM IO                 97       28,563,093        1.86      7.151        680     294,465      77.87   90.15   72.99      97.61
6 MO ARM                     2        1,181,159        0.08      7.734        606     590,580      74.09   74.09    0.00     100.00
6 MO ARM IO                  5        1,443,200        0.09      8.004        622     288,640      77.21   81.08   36.52      90.51
Fixed Balloon 30/15          1           68,949        0.00      7.500        641      68,949      38.98   38.98   100.00      0.00
Fixed Balloon 40/30        109       20,661,438        1.35      7.875        651     189,554      81.34   86.81   60.69      96.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                   7,406   $1,533,923,499      100.00%     7.771%       652    $207,119      82.68%  91.03%  55.31%     96.07%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
Initial                 Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Periodic                  of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Cap                     Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                        7       $2,624,359        0.17%     7.883%       615    $374,908      75.81%  77.93%  20.08%     94.78%
2.00%                       16        3,793,915        0.25      8.054        682     237,120      88.86   90.08   44.50      93.82
3.00%                    5,849    1,313,546,650       85.63      7.741        653     224,576      82.95   92.19   53.63      96.09
N/A                      1,534      213,958,575       13.95      7.950        646     139,478      81.04   84.08   66.30      96.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                   7,406   $1,533,923,499      100.00%     7.771%       652    $207,119      82.68%  91.03%  55.31%     96.07%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                          Distribution by Periodic Cap


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Periodic                  of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Cap                     Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                    5,872   $1,319,964,925       86.05%     7.742%       653    $224,790      82.95%  92.15%  53.53%     96.08%
N/A                      1,534      213,958,575       13.95      7.950        646     139,478      81.04   84.08   66.30      96.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                   7,406   $1,533,923,499      100.00%     7.771%       652    $207,119      82.68%  91.03%  55.31%     96.07%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Months To                 of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Rate Reset              Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 12                      23       $6,418,274        0.42%     7.984%       655    $279,055      83.52%  85.12%  34.52%     94.21%
13 - 24                  4,662    1,063,240,577       69.32      7.774        653     228,065      83.10   92.60   52.38      96.16
25 - 36                  1,031      209,689,039       13.67      7.663        653     203,384      83.12   90.94   57.59      95.58
49 & Above                 156       40,617,035        2.65      7.260        674     260,366      78.13   87.97   65.76      96.91
N/A                      1,534      213,958,575       13.95      7.950        646     139,478      81.04   84.08   66.30      96.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                   7,406   $1,533,923,499      100.00%     7.771%       652    $207,119      82.68%  91.03%  55.31%     96.07%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Life Maximum Rate       Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below              78      $24,189,470        1.58%     5.808%       700    $310,121      74.02%  82.90%  67.49%     99.28%
12.00 - 12.49%             152       49,769,234        3.24      6.283        695     327,429      77.70   90.45   81.54      97.42
12.50 - 12.99%             749      236,246,166       15.40      6.772        676     315,415      78.46   91.46   65.13      98.08
13.00 - 13.49%             764      201,135,925       13.11      7.239        660     263,267      79.25   91.35   49.69      97.06
13.50 - 13.99%           1,456      344,826,691       22.48      7.722        652     236,832      81.04   92.08   48.09      97.20
14.00 - 14.49%             820      165,170,103       10.77      8.209        639     201,427      84.03   92.37   48.47      93.37
14.50 - 14.99%             991      178,503,164       11.64      8.712        636     180,124      89.91   93.03   46.01      92.02
15.00 - 15.49%             476       68,009,013        4.43      9.205        627     142,876      95.17   95.84   53.85      94.30
15.50 - 15.99%             311       42,914,833        2.80      9.672        612     137,990      96.17   96.37   62.37      97.73
16.00% & Above              75        9,200,326        0.60     10.297        605     122,671      96.14   96.25   48.89      98.44
N/A                      1,534      213,958,575       13.95      7.950        646     139,478      81.04   84.08   66.30      96.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                   7,406   $1,533,923,499      100.00%     7.771%       652    $207,119      82.68%  91.03%  55.31%     96.07%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Margin                  Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                6       $1,483,324        0.10%     7.688%       644    $247,221      74.93%  81.56%   5.72%     90.76%
5.00 - 5.49%             2,114      616,433,420       40.19      7.162        661     291,596      77.98   91.74   53.87      97.79
5.50 - 5.99%             1,416      311,580,187       20.31      7.824        644     220,043      80.98   89.46   55.73      95.23
6.00 - 6.49%             1,328      248,816,492       16.22      8.362        649     187,362      90.77   94.36   50.94      93.75
6.50 - 6.99%               642       97,180,030        6.34      8.847        647     151,371      94.17   95.48   48.93      93.98
7.00 - 7.49%               312       39,359,061        2.57      9.273        646     126,151      97.44   97.46   60.39      96.20
7.50 - 7.99%                50        4,844,712        0.32      9.567        655      96,894      98.58   98.58   51.91      94.49
8.00 - 8.49%                 4          267,698        0.02     10.277        622      66,925     100.00   100.00  100.00    100.00
N/A                      1,534      213,958,575       13.95      7.950        646     139,478      81.04   84.08   66.30      96.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                   7,406   $1,533,923,499      100.00%     7.771%       652    $207,119      82.68%  91.03%  55.31%     96.07%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                      $1,319,964,925
Number of Mortgage Loans:                                                  5,872
Average Scheduled Principal Balance:                                    $224,790
Weighted Average Gross Coupon:                                            7.742%
Weighted Average Net Coupon: (2)                                          7.232%
Weighted Average Current FICO Score:                                         653
Weighted Average Original LTV Ratio:                                      82.95%
Weighted Average Combined Original LTV Ratio:                             82.95%
Weighted Average Stated Remaining Term (months):                             359
Weighted Average Seasoning (months):                                           1
Weighted Average Months to Roll: (3)                                          26
Weighted Average Gross Margin: (3)                                         5.60%
Weighted Average Initial Rate Cap: (3)                                     2.99%
Weighted Average Periodic Rate Cap: (3)                                    1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.74%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Current Principal         of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Balance                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            206       $8,576,195        0.65%     8.779%       624     $41,632      86.97%  89.67%  88.70%     80.61%
$50,001 - $75,000          466       29,860,467        2.26      8.614        620      64,078      87.88   93.00   84.72      94.32
$75,001 - $100,000         635       55,856,300        4.23      8.289        620      87,963      85.96   91.84   74.34      96.79
$100,001 - $125,000        643       72,632,675        5.50      8.133        627     112,959      85.08   92.20   67.59      95.57
$125,001 - $150,000        615       84,568,826        6.41      8.008        636     137,510      83.89   91.58   67.90      94.41
$150,001 - $200,000        971      168,751,187       12.78      7.875        639     173,791      83.45   91.16   59.58      93.39
$200,001 - $250,000        589      131,213,661        9.94      7.837        644     222,774      82.60   90.86   51.37      95.18
$250,001 - $300,000        421      115,832,466        8.78      7.673        652     275,136      82.09   91.96   44.99      96.19
$300,001 - $350,000        300       97,374,479        7.38      7.615        661     324,582      81.97   92.01   39.25      96.07
$350,001 - $400,000        234       87,631,542        6.64      7.686        661     374,494      82.37   92.43   41.56      94.05
$400,001 & Above           792      467,667,127       35.43      7.472        672     590,489      82.14   93.03   49.39      98.35
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,872   $1,319,964,925      100.00%     7.742%       653    $224,790      82.95%  92.15%  53.53%     96.08%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Current Rate


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Current Rate            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                1         $764,000        0.06%     4.625%       707    $764,000      76.40%  76.40%   0.00%    100.00%
5.00 - 5.49%                 5          900,919        0.07      5.339        716     180,184      64.18   69.06   100.00    100.00
5.50 - 5.99%                71       22,463,084        1.70      5.858        699     316,381      74.27   83.63   68.40      99.22
6.00 - 6.49%               152       49,769,234        3.77      6.283        695     327,429      77.70   90.45   81.54      97.42
6.50 - 6.99%               749      236,246,166       17.90      6.772        676     315,415      78.46   91.46   65.13      98.08
7.00 - 7.49%               764      201,135,925       15.24      7.239        660     263,267      79.25   91.35   49.69      97.06
7.50 - 7.99%             1,456      344,826,691       26.12      7.722        652     236,832      81.04   92.08   48.09      97.20
8.00 - 8.49%               820      165,170,103       12.51      8.209        639     201,427      84.03   92.37   48.47      93.37
8.50 - 8.99%               991      178,503,164       13.52      8.712        636     180,124      89.91   93.03   46.01      92.02
9.00% & Above              863      120,185,639        9.11      9.455        620     139,265      95.60   96.07   56.54      95.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,872   $1,319,964,925      100.00%     7.742%       653    $224,790      82.95%  92.15%  53.53%     96.08%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans

                          Distribution by Credit Score


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Credit Score            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                246      $80,598,820        6.11%     7.311%       763    $327,637      83.00%  94.08%  44.60%     85.45%
720 - 739                  203       66,993,378        5.08      7.244        729     330,017      82.84   96.26   35.38      91.79
700 - 719                  316       95,161,418        7.21      7.185        709     301,144      82.25   94.89   41.11      92.35
680 - 699                  486      138,678,848       10.51      7.455        689     285,347      82.94   94.94   41.92      95.42
660 - 679                  714      196,998,916       14.92      7.556        669     275,909      83.39   94.08   39.68      96.64
640 - 659                  921      224,365,387       17.00      7.753        649     243,611      83.44   93.72   40.71      97.36
620 - 639                  790      159,580,544       12.09      8.005        629     202,001      84.51   91.98   65.06      97.43
600 - 619                  917      159,913,550       12.11      7.984        609     174,388      82.98   90.11   75.05      98.77
580 - 599                  717      104,790,063        7.94      8.278        590     146,151      83.78   90.46   82.02      98.15
560 - 579                  351       59,588,758        4.51      8.292        569     169,769      78.65   79.03   74.93      99.42
540 - 559                  211       33,295,243        2.52      8.497        549     157,797      76.54   77.37   77.48     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,872   $1,319,964,925      100.00%     7.742%       653    $224,790      82.95%  92.15%  53.53%     96.08%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Lien                    Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                        5,872   $1,319,964,925      100.00%     7.742%       653    $224,790      82.95%  92.15%  53.53%     96.08%
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,872   $1,319,964,925      100.00%     7.742%       653    $224,790      82.95%  92.15%  53.53%     96.08%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Combined Original LTV


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Combined                  of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Original LTV            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             183      $34,700,817        2.63%     7.225%       628    $189,622      51.20%  53.03%  60.65%     93.94%
60.01 - 70.00%             214       49,444,686        3.75      7.315        633     231,050      66.14   67.48   50.07      93.17
70.01 - 80.00%           3,158      808,614,461       61.26      7.386        660     256,053      79.48   94.32   55.91      98.00
80.01 - 85.00%             282       54,718,484        4.15      8.077        611     194,037      84.34   84.71   55.89      95.75
85.01 - 90.00%             603      126,338,351        9.57      8.343        638     209,516      89.65   89.66   52.45      89.00
90.01 - 95.00%             380       70,812,213        5.36      8.124        664     186,348      94.73   94.73   50.47      83.97
95.01 - 100.00%          1,052      175,335,912       13.28      8.914        653     166,669      99.95   99.95   43.40      98.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,872   $1,319,964,925      100.00%     7.742%       653    $224,790      82.95%  92.15%  53.53%     96.08%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Original LTV            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             183      $34,700,817        2.63%     7.225%       628    $189,622      51.20%  53.03%  60.65%     93.94%
60.01 - 70.00%             214       49,444,686        3.75      7.315        633     231,050      66.14   67.48   50.07      93.17
70.01 - 80.00%           3,158      808,614,461       61.26      7.386        660     256,053      79.48   94.32   55.91      98.00
80.01 - 85.00%             282       54,718,484        4.15      8.077        611     194,037      84.34   84.71   55.89      95.75
85.01 - 90.00%             603      126,338,351        9.57      8.343        638     209,516      89.65   89.66   52.45      89.00
90.01 - 95.00%             380       70,812,213        5.36      8.124        664     186,348      94.73   94.73   50.47      83.97
95.01 - 100.00%          1,052      175,335,912       13.28      8.914        653     166,669      99.95   99.95   43.40      98.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,872   $1,319,964,925      100.00%     7.742%       653    $224,790      82.95%  92.15%  53.53%     96.08%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans

                          Distribution by Documentation


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Documentation           Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full                     3,558     $706,623,834       53.53%     7.652%       640    $198,601      82.30%  92.18%  100.00%    94.16%
Stated                   2,314      613,341,090       46.47      7.845        668     265,057      83.70   92.12    0.00      98.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,872   $1,319,964,925      100.00%     7.742%       653    $224,790      82.95%  92.15%  53.53%     96.08%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Purpose                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                 3,894     $880,299,629       66.69%     7.755%       664    $226,066      84.21%  97.09%  55.22%     95.81%
Cashout Refi             1,816      408,252,598       30.93      7.722        631     224,809      80.57   82.30   48.65      97.13
Rate/Term Refi             162       31,412,699        2.38      7.623        641     193,906      78.62   81.94   69.79      90.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,872   $1,319,964,925      100.00%     7.742%       653    $224,790      82.95%  92.15%  53.53%     96.08%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Occupancy


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Occupancy               Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           5,568   $1,268,217,596       96.08%     7.728%       652    $227,769      82.88%  92.45%  52.47%    100.00%
Investor                   245       39,773,961        3.01      8.058        692     162,343      83.53   84.14   85.76       0.00
Second Home                 59       11,973,368        0.91      8.137        699     202,938      88.02   88.02   59.56       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,872   $1,319,964,925      100.00%     7.742%       653    $224,790      82.95%  92.15%  53.53%     96.08%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Property Type           Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family            4,247     $887,383,335       67.23%     7.783%       650    $208,944      83.28%  91.54%  52.29%     96.93%
PUD                        902      261,296,261       19.80      7.640        658     289,685      82.39   93.67   59.75      95.67
Condo                      471      103,711,856        7.86      7.705        664     220,195      81.90   93.89   54.54      94.11
2-4 Family                 252       67,573,473        5.12      7.651        668     268,149      82.32   91.71   44.29      89.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,872   $1,319,964,925      100.00%     7.742%       653    $224,790      82.95%  92.15%  53.53%     96.08%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans

                              Distribution by State


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
State                   Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                       1,161     $481,583,486       36.48%     7.387%       669    $414,801      80.32%  92.20%  47.87%     96.77%
FL                         512      106,017,750        8.03      7.895        649     207,066      81.95   90.44   50.71      92.85
NY                         250       60,774,553        4.60      7.730        663     243,098      84.43   92.28   40.28      97.53
MN                         201       43,139,185        3.27      7.682        655     214,623      84.32   91.56   53.72      95.72
OH                         320       39,620,810        3.00      8.239        635     123,815      89.91   94.18   66.79      97.09
GA                         210       39,046,840        2.96      8.028        644     185,937      84.98   95.96   62.92      95.89
NJ                         135       37,914,316        2.87      7.900        652     280,847      83.98   88.38   43.36      91.40
MI                         264       36,589,263        2.77      8.171        644     138,596      88.41   93.45   47.24      97.38
AZ                         146       34,517,925        2.62      7.579        647     236,424      79.19   86.44   57.27      94.88
IL                         196       34,238,408        2.59      8.112        640     174,686      86.20   90.62   46.06      95.30
Other                    2,477      406,522,388       30.80      7.984        640     164,119      84.55   92.88   62.57      96.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,872   $1,319,964,925      100.00%     7.742%       653    $224,790      82.95%  92.15%  53.53%     96.08%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Zip                     Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
93536                       15       $4,739,421        0.36%     7.886%       664    $315,961      81.93%  96.96%  20.21%    100.00%
94513                        7        4,587,240        0.35      7.622        656     655,320      83.24   86.50   30.08     100.00
95037                        7        4,484,232        0.34      6.917        705     640,605      80.00   97.55   77.56     100.00
92336                       11        4,387,923        0.33      7.374        675     398,902      81.54   92.68   28.75     100.00
92057                        8        4,382,850        0.33      6.902        693     547,856      84.70   96.29   40.37     100.00
92345                       15        4,287,155        0.32      7.290        685     285,810      81.01   92.42   41.33     100.00
94544                        9        3,752,960        0.28      7.443        690     416,996      80.91   94.64   31.04     100.00
90019                        5        3,731,200        0.28      6.591        687     746,240      79.18   93.92   56.82     100.00
94587                        5        3,619,549        0.27      7.360        689     723,910      80.00   98.01   83.75     100.00
92677                        5        3,592,950        0.27      7.147        679     718,590      78.07   94.85   90.65     100.00
Other                    5,785    1,278,399,445       96.85      7.757        652     220,985      83.01   92.08   53.69      95.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,872   $1,319,964,925      100.00%     7.742%       653    $224,790      82.95%  92.15%  53.53%     96.08%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
Remaining               Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Months To                 of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Maturity                Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
241 - 360                5,871   $1,319,510,092       99.97%     7.742%       653    $224,750      82.95%  92.16%  53.55%     96.08%
421 - 480                    1          454,833        0.03      7.125        654     454,833      82.73   82.73    0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,872   $1,319,964,925      100.00%     7.742%       653    $224,790      82.95%  92.15%  53.53%     96.08%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans

                        Distribution by Amortization Type


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Amortization Type       Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 YR ARM                    16       $3,793,915        0.29%     8.054%       682    $237,120      88.86%  90.08%  44.50%     93.82%
2 YR ARM                 1,879      274,402,207       20.79      8.238        627     146,036      85.99   89.14   54.43      95.28
2 YR ARM 40/40               1          454,833        0.03      7.125        654     454,833      82.73   82.73    0.00     100.00
2 YR ARM BALLOON 40/30     747      164,480,820       12.46      7.748        642     220,189      83.06   91.88   51.48      96.60
2 YR ARM IO              2,038      624,885,520       47.34      7.578        667     306,617      81.84   94.32   51.68      96.43
3 YR ARM                   534       84,358,965        6.39      8.047        636     157,976      85.95   88.99   55.26      93.90
3 YR ARM IO                494      124,347,271        9.42      7.401        664     251,715      81.16   92.21   59.60      96.68
5 YR ARM                    30        6,359,188        0.48      7.180        657     211,973      74.38   77.69   47.01      97.07
5 YR ARM BALLOON 40/30      29        5,694,753        0.43      7.898        661     196,371      83.62   88.50   50.41      93.22
5 YR ARM IO                 97       28,563,093        2.16      7.151        680     294,465      77.87   90.15   72.99      97.61
6 MO ARM                     2        1,181,159        0.09      7.734        606     590,580      74.09   74.09    0.00     100.00
6 MO ARM IO                  5        1,443,200        0.11      8.004        622     288,640      77.21   81.08   36.52      90.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,872   $1,319,964,925      100.00%     7.742%       653    $224,790      82.95%  92.15%  53.53%     96.08%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
Initial                 Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Periodic                  of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Cap                     Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                        7       $2,624,359        0.20%     7.883%       615    $374,908      75.81%  77.93%  20.08%     94.78%
2.00%                       16        3,793,915        0.29      8.054        682     237,120      88.86   90.08   44.50      93.82
3.00%                    5,849    1,313,546,650       99.51      7.741        653     224,576      82.95   92.19   53.63      96.09
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,872   $1,319,964,925      100.00%     7.742%       653    $224,790      82.95%  92.15%  53.53%     96.08%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Periodic                  of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Cap                     Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                    5,872   $1,319,964,925      100.00%     7.742%       653    $224,790      82.95%  92.15%  53.53%     96.08%
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,872   $1,319,964,925      100.00%     7.742%       653    $224,790      82.95%  92.15%  53.53%     96.08%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Months To                 of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Rate Reset              Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 12                      23       $6,418,274        0.49%     7.984%       655    $279,055      83.52%  85.12%  34.52%     94.21%
13 - 24                  4,662    1,063,240,577       80.55      7.774        653     228,065      83.10   92.60   52.38      96.16
25 - 36                  1,031      209,689,039       15.89      7.663        653     203,384      83.12   90.94   57.59      95.58
49 & Above                 156       40,617,035        3.08      7.260        674     260,366      78.13   87.97   65.76      96.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,872   $1,319,964,925      100.00%     7.742%       653    $224,790      82.95%  92.15%  53.53%     96.08%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans

                        Distribution by Life Maximum Rate


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Life Maximum Rate       Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below              78      $24,189,470        1.83%     5.808%       700    $310,121      74.02%  82.90%  67.49%     99.28%
12.00 - 12.49%             152       49,769,234        3.77      6.283        695     327,429      77.70   90.45   81.54      97.42
12.50 - 12.99%             749      236,246,166       17.90      6.772        676     315,415      78.46   91.46   65.13      98.08
13.00 - 13.49%             764      201,135,925       15.24      7.239        660     263,267      79.25   91.35   49.69      97.06
13.50 - 13.99%           1,456      344,826,691       26.12      7.722        652     236,832      81.04   92.08   48.09      97.20
14.00 - 14.49%             820      165,170,103       12.51      8.209        639     201,427      84.03   92.37   48.47      93.37
14.50 - 14.99%             991      178,503,164       13.52      8.712        636     180,124      89.91   93.03   46.01      92.02
15.00 - 15.49%             476       68,009,013        5.15      9.205        627     142,876      95.17   95.84   53.85      94.30
15.50 - 15.99%             311       42,914,833        3.25      9.672        612     137,990      96.17   96.37   62.37      97.73
16.00% & Above              75        9,200,326        0.70     10.297        605     122,671      96.14   96.25   48.89      98.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,872   $1,319,964,925      100.00%     7.742%       653    $224,790      82.95%  92.15%  53.53%     96.08%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Margin                  Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                6       $1,483,324        0.11%     7.688%       644    $247,221      74.93%  81.56%   5.72%     90.76%
5.00 - 5.49%             2,114      616,433,420       46.70      7.162        661     291,596      77.98   91.74   53.87      97.79
5.50 - 5.99%             1,416      311,580,187       23.61      7.824        644     220,043      80.98   89.46   55.73      95.23
6.00 - 6.49%             1,328      248,816,492       18.85      8.362        649     187,362      90.77   94.36   50.94      93.75
6.50 - 6.99%               642       97,180,030        7.36      8.847        647     151,371      94.17   95.48   48.93      93.98
7.00 - 7.49%               312       39,359,061        2.98      9.273        646     126,151      97.44   97.46   60.39      96.20
7.50 - 7.99%                50        4,844,712        0.37      9.567        655      96,894      98.58   98.58   51.91      94.49
8.00 - 8.49%                 4          267,698        0.02     10.277        622      66,925     100.00   100.00  100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,872   $1,319,964,925      100.00%     7.742%       653    $224,790      82.95%  92.15%  53.53%     96.08%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Fixed Rate Mortgage Loans

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                        $213,958,575
Number of Mortgage Loans:                                                  1,534
Average Scheduled Principal Balance:                                    $139,478
Weighted Average Gross Coupon:                                            7.950%
Weighted Average Net Coupon: (2)                                          7.440%
Weighted Average Current FICO Score:                                         646
Weighted Average Original LTV Ratio:                                      81.04%
Weighted Average Combined Original LTV Ratio:                             81.04%
Weighted Average Stated Remaining Term (months):                             351
Weighted Average Seasoning(months):                                            1

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Current Principal         of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Balance                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            126       $5,227,061        2.44%     8.715%       624     $41,485      79.21%  80.66%  83.65%     88.47%
$50,001 - $75,000          315       19,893,517        9.30      8.610        631      63,154      85.06   86.86   75.48      91.98
$75,001 - $100,000         258       22,453,542       10.49      8.301        627      87,029      82.62   84.62   69.10      96.86
$100,001 - $125,000        193       21,696,951       10.14      8.130        634     112,419      83.39   86.00   66.55      98.99
$125,001 - $150,000        159       21,758,744       10.17      8.155        636     136,847      83.34   85.49   63.88      94.43
$150,001 - $200,000        240       41,579,702       19.43      7.961        639     173,249      80.56   82.98   62.77      95.96
$200,001 - $250,000         96       21,229,672        9.92      7.701        647     221,142      76.60   80.80   61.25      96.86
$250,001 - $300,000         48       13,220,775        6.18      7.909        663     275,433      82.38   85.68   62.34      95.85
$300,001 - $350,000         33       10,800,039        5.05      7.647        648     327,274      80.59   83.60   63.92      96.81
$350,001 - $400,000         15        5,689,897        2.66      7.457        679     379,326      80.00   80.00   53.33     100.00
$400,001 & Above            51       30,408,675       14.21      7.229        688     596,249      77.75   84.10   70.10      96.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,534     $213,958,575      100.00%     7.950%       646    $139,478      81.04%  84.08%  66.30%     96.03%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Current Rate


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Current Rate            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49%                 3         $367,446        0.17%     5.234%       726    $122,482      36.64%  36.64%  54.99%    100.00%
5.50 - 5.99%                55       11,653,984        5.45      5.808        737     211,891      63.65   65.49   71.60      95.15
6.00 - 6.49%                45        9,643,506        4.51      6.283        702     214,300      71.09   75.08   78.19      97.40
6.50 - 6.99%               136       28,255,357       13.21      6.746        693     207,760      72.57   76.53   67.60      97.53
7.00 - 7.49%               100       19,420,490        9.08      7.232        665     194,205      73.81   78.17   67.18      97.33
7.50 - 7.99%               285       39,729,964       18.57      7.756        629     139,403      76.58   80.85   66.09      95.93
8.00 - 8.49%               199       24,281,674       11.35      8.207        626     122,018      80.69   85.57   63.58      94.86
8.50 - 8.99%               330       41,252,379       19.28      8.713        627     125,007      89.56   91.38   62.87      94.24
9.00% & Above              381       39,353,775       18.39      9.473        613     103,291      94.47   95.26   66.02      96.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,534     $213,958,575      100.00%     7.950%       646    $139,478      81.04%  84.08%  66.30%     96.03%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Fixed Rate Mortgage Loans

                          Distribution by Credit Score


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Credit Score            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                 82      $18,096,319        8.46%     6.571%       763    $220,687      71.77%  76.14%  63.81%     93.25%
720 - 739                   33        7,635,861        3.57      6.911        730     231,390      72.52   78.64   88.40      88.06
700 - 719                   87       14,595,162        6.82      7.284        709     167,760      80.46   83.92   57.98      93.09
680 - 699                  116       18,852,471        8.81      7.352        689     162,521      80.77   84.10   54.37      95.54
660 - 679                  147       20,818,161        9.73      7.603        669     141,620      81.31   84.29   60.58      92.90
640 - 659                  199       28,753,553       13.44      7.909        648     144,490      83.25   85.91   53.04      97.52
620 - 639                  216       29,782,767       13.92      8.473        628     137,883      85.43   88.48   63.72      96.59
600 - 619                  227       27,523,626       12.86      8.544        610     121,249      84.92   88.15   75.05      98.73
580 - 599                  206       23,327,186       10.90      8.643        590     113,239      83.68   87.13   77.14      98.38
560 - 579                  127       12,908,054        6.03      8.540        569     101,638      77.68   78.15   73.27      95.59
540 - 559                   94       11,665,415        5.45      8.512        550     124,100      74.28   74.83   84.73     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,534     $213,958,575      100.00%     7.950%       646    $139,478      81.04%  84.08%  66.30%     96.03%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Lien                    Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                        1,534     $213,958,575      100.00%     7.950%       646    $139,478      81.04%  84.08%  66.30%     96.03%
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,534     $213,958,575      100.00%     7.950%       646    $139,478      81.04%  84.08%  66.30%     96.03%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Combined Original LTV


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Combined                  of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Original LTV            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             167      $22,006,915       10.29%     6.973%       660    $131,778      49.84%  50.67%  63.21%     96.81%
60.01 - 70.00%             112       18,719,439        8.75      7.049        672     167,138      65.96   68.11   62.67      91.16
70.01 - 80.00%             534       85,822,020       40.11      7.554        648     160,715      78.58   85.46   75.96      95.94
80.01 - 85.00%              88       12,890,445        6.02      8.302        613     146,482      84.26   84.26   51.54      97.78
85.01 - 90.00%             140       17,564,587        8.21      8.537        628     125,461      89.54   89.54   49.85      93.62
90.01 - 95.00%             104       15,592,718        7.29      8.244        660     149,930      94.37   94.43   40.58      94.40
95.01 - 100.00%            389       41,362,452       19.33      9.228        638     106,330      99.93   99.93   70.79      99.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,534     $213,958,575      100.00%     7.950%       646    $139,478      81.04%  84.08%  66.30%     96.03%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Original LTV            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             167      $22,006,915       10.29%     6.973%       660    $131,778      49.84%  50.67%  63.21%     96.81%
60.01 - 70.00%             112       18,719,439        8.75      7.049        672     167,138      65.96   68.11   62.67      91.16
70.01 - 80.00%             534       85,822,020       40.11      7.554        648     160,715      78.58   85.46   75.96      95.94
80.01 - 85.00%              88       12,890,445        6.02      8.302        613     146,482      84.26   84.26   51.54      97.78
85.01 - 90.00%             140       17,564,587        8.21      8.537        628     125,461      89.54   89.54   49.85      93.62
90.01 - 95.00%             104       15,592,718        7.29      8.244        660     149,930      94.37   94.43   40.58      94.40
95.01 - 100.00%            389       41,362,452       19.33      9.228        638     106,330      99.93   99.93   70.79      99.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,534     $213,958,575      100.00%     7.950%       646    $139,478      81.04%  84.08%  66.30%     96.03%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Fixed Rate Mortgage Loans

                          Distribution by Documentation


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Documentation           Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full                     1,060     $141,844,766       66.30%     7.912%       642    $133,816      80.82%  84.98%  100.00%    94.88%
Stated                     474       72,113,809       33.70      8.025        655     152,139      81.48   82.30    0.00      98.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,534     $213,958,575      100.00%     7.950%       646    $139,478      81.04%  84.08%  66.30%     96.03%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Purpose                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi               804     $119,202,807       55.71%     7.731%       643    $148,262      77.37%  78.05%  54.18%     96.71%
Purchase                   596       74,231,081       34.69      8.436        646     124,549      88.27   95.23   84.05      94.96
Rate/Term Refi             134       20,524,687        9.59      7.459        666     153,169      76.23   78.76   72.43      96.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,534     $213,958,575      100.00%     7.950%       646    $139,478      81.04%  84.08%  66.30%     96.03%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Occupancy


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Occupancy               Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           1,455     $205,472,028       96.03%     7.947%       645    $141,218      81.18%  84.34%  65.50%    100.00%
Investor                    64        6,335,550        2.96      7.967        682      98,993      76.28   76.28   84.25       0.00
Second Home                 15        2,150,997        1.01      8.161        671     143,400      81.76   81.76   89.38       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,534     $213,958,575      100.00%     7.950%       646    $139,478      81.04%  84.08%  66.30%     96.03%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Property Type           Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family            1,238     $161,013,508       75.25%     7.986%       645    $130,059      81.09%  83.70%  64.51%     97.29%
PUD                        182       34,919,371       16.32      7.857        650     191,865      81.50   86.74   74.95      94.79
Condo                       71       10,360,063        4.84      8.037        649     145,916      81.41   84.92   57.88      90.25
2-4 Family                  43        7,665,632        3.58      7.490        662     178,271      77.45   78.82   75.73      83.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,534     $213,958,575      100.00%     7.950%       646    $139,478      81.04%  84.08%  66.30%     96.03%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Fixed Rate Mortgage Loans

                              Distribution by State


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
State                   Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                          92      $26,247,037       12.27%     6.838%       688    $285,294      66.95%  71.48%  73.02%     97.55%
TX                         190       21,825,768       10.20      7.891        644     114,872      81.89   84.40   62.56      96.56
FL                         120       19,722,404        9.22      7.718        637     164,353      73.55   75.97   76.25      92.76
IL                          98       14,709,141        6.87      8.465        637     150,093      87.04   88.94   39.39      99.61
MD                          51       13,304,436        6.22      8.205        642     260,871      84.09   89.76   60.09      97.22
NY                         102       12,383,490        5.79      7.854        652     121,407      80.75   83.54   68.64      92.28
OH                         100        9,778,699        4.57      8.788        621      97,787      91.75   93.46   70.69      97.60
WA                          31        7,751,472        3.62      7.218        682     250,047      78.88   84.56   83.33      98.52
GA                          61        7,721,567        3.61      8.483        620     126,583      85.85   88.66   61.89      95.26
MI                          68        7,544,244        3.53      8.321        640     110,945      84.09   86.15   40.68      95.04
Other                      621       72,970,317       34.10      8.166        639     117,505      84.13   86.77   69.18      95.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,534     $213,958,575      100.00%     7.950%       646    $139,478      81.04%  84.08%  66.30%     96.03%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Zip                     Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
77077                        5       $1,268,352        0.59%     8.193%       685    $253,670      84.56%  93.20%  36.35%    100.00%
95126                        1        1,198,122        0.56      7.250        738   1,198,122      64.86   81.09   100.00    100.00
20721                        2        1,181,100        0.55      8.171        635     590,550      80.00   93.95   100.00    100.00
98006                        1        1,115,544        0.52      6.750        746   1,115,544      80.00   100.00  100.00    100.00
77056                        1        1,103,946        0.52      6.375        730   1,103,946      69.13   69.13   100.00    100.00
32746                        2        1,101,615        0.51      6.806        690     550,807      78.77   95.81   100.00    100.00
98059                        1        1,034,122        0.48      6.500        747   1,034,122      80.00   80.00   100.00    100.00
55044                        1          999,498        0.47      5.999        779     999,498      66.67   86.52   100.00    100.00
92663                        1          998,956        0.47      5.750        744     998,956      55.56   55.56    0.00     100.00
90274                        1          953,826        0.45      6.875        726     953,826      75.00   95.00   100.00    100.00
Other                    1,518      203,003,494       94.88      8.005        642     133,731      81.43   84.01   65.37      95.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,534     $213,958,575      100.00%     7.950%       646    $139,478      81.04%  84.08%  66.30%     96.03%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
Remaining               Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Months To                 of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Maturity                Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                     94       $8,521,204        3.98%     7.553%       648     $90,651      74.72%  75.11%  69.24%     93.89%
181 - 240                    4          378,601        0.18      8.127        612      94,650      76.60   76.60   100.00    100.00
241 - 360                1,436      205,058,770       95.84      7.966        646     142,799      81.31   84.47   66.11      96.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,534     $213,958,575      100.00%     7.950%       646    $139,478      81.04%  84.08%  66.30%     96.03%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Fixed Rate Mortgage Loans

                        Distribution by Amortization Type


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                        Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                          of       Principal      Principal    Gross     Current    Principal   Original   incld   Full     Owner
Amortization Type       Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
15 Yr Fixed                 88       $7,656,513        3.58%     7.453%       649     $87,006      73.74%  74.18%  69.46%     96.17%
15 YR Fixed IO               5          795,742        0.37      8.527        641     159,148      87.22   87.22   64.47      80.02
20 Yr Fixed                  4          378,601        0.18      8.127        612      94,650      76.60   76.60   100.00    100.00
30 Yr Fixed              1,193      156,751,228       73.26      7.942        647     131,392      81.15   83.54   64.64      95.79
30 YR Fixed IO             134       27,646,104       12.92      8.170        640     206,314      82.17   87.95   78.53      97.48
Fixed Balloon 30/15          1           68,949        0.03      7.500        641      68,949      38.98   38.98   100.00      0.00
Fixed Balloon 40/30        109       20,661,438        9.66      7.875        651     189,554      81.34   86.81   60.69      96.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,534     $213,958,575      100.00%     7.950%       646    $139,478      81.04%  84.08%  66.30%     96.03%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.